Class P:    GMKPX

Before you invest, you may want to review the Goldman Sachs Imprint Emerging Markets Opportunities Fund’s (formerly Goldman Sachs N-11 Equity Fund) (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550, or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated February 28, 2019, as supplemented to date, are incorporated by reference into this Summary Prospectus.

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Class P shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fees[1]	1.05%
Other Expenses[2]	0.75%
Total Annual Fund Operating Expenses	1.80%
Expense Limitation[3]	(0.56)%
Total Annual Fund Operating Expenses After Expense Limitation	1.24%

[1]	The Fund’s “Management Fees” have been restated to reflect current fees.

[2]	The “Other Expenses” have been restated to reflect expenses expected to be incurred during the current fiscal year.

[3]

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.164% of the Fund’s average daily net assets through at least February 28, 2020, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$ 126	$ 512	$ 923	$ 2,070

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the

2        SUMMARY PROSPECTUS — GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended October 31, 2018 was 11% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in emerging country issuers. Such equity investments may include exchange-traded funds (“ETFs”), futures and other instruments with similar economic exposures.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 20-50 companies that are considered by the Investment Adviser to be positioned to drive global growth in the next century.

The Investment Adviser employs an opportunistic and multi-disciplinary investment approach and pursues risk-reward opportunities with respect to investments in or relating to emerging markets. The Investment Adviser will generally seek to avoid (but is not restricted from investing in) companies that are involved in, and/or derive significant revenue from, certain industries or product lines, including:

◾	gambling,

◾	alcohol,

◾	tobacco,

◾	coal, and

◾	weapons.

The Investment Adviser’s investment appraisal includes an analysis of individual companies’ corporate governance factors and a range of environmental and social factors that may vary by sector. This analysis will be conducted alongside traditional fundamental, bottom-up financial analysis of individual companies, using traditional fundamental metrics. Prior to making an investment, it is expected that the Investment Adviser will conduct due diligence on all aspects of the investment that it deems relevant, which may include without limitation business, financial, tax, accounting, environmental, legal or other factors, in order to determine whether the investment is appropriate for the Fund. The Investment Adviser expects to evaluate its existing investments on an ongoing basis to determine whether its investment thesis with respect to an investment is intact. The Investment Adviser engages in active dialogues with company management teams to further inform investment decision-making and to foster best corporate governance practices using its fundamental and environmental, social and governance (“ESG”) analysis. The Investment Adviser determines in its sole discretion to invest in a company after consideration of all relevant facts. In addition, the Investment Adviser seeks to avoid what it believes to be structurally unattractive market segments.

The Investment Adviser may sell holdings for several reasons, including, among others, changes in a company’s fundamentals or earnings, or a company otherwise failing to conform to the Investment Adviser’s investment philosophy.

The Fund expects to invest primarily in equity securities, including common or ordinary stocks, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), preferred stock, convertible securities, investment companies (including other mutual funds or ETFs), rights and warrants. The Fund’s investments may include companies of all capitalization sizes.

The Fund may invest in derivatives, including (but not limited to) equity swaps, equity index swaps, futures, participation notes, options and other derivatives and structured securities, which are used primarily to gain broad access to markets and/or individual securities that may be difficult to access via direct investment in equity securities.

The Fund may invest in the aggregate up to 20% of its Net Assets in: (i) developed country and frontier country investments; and (ii) fixed income investments, including non-investment grade fixed income securities. The Fund will not invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark index at the time of investment, the Fund may invest up to 35% of its assets in that industry.

In general, the Investment Adviser considers a country an emerging market if the country is included in any one of the Morgan Stanley Capital Index (“MSCI”) Emerging Markets equity indices. The Investment Adviser generally considers a country a developed market if the country is included in any one of the MSCI Developed Markets equity indices. The Investment Adviser generally considers a country a frontier market if the country is not included in any one of the MSCI Emerging Markets or Developed Markets equity indices or is otherwise unclassified by MSCI.

The Fund’s benchmark index is the MSCI Emerging Markets Index (Net, USD, Unhedged).

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Banking Industry Risk. An adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal, regulatory and monetary policy and general economic cycles.

ESG Standards Risk. The Investment Adviser’s ESG analysis when selecting investments may affect the Fund’s exposure

3        SUMMARY PROSPECTUS — GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

to certain companies, sectors, regions, and countries and may affect the Fund’s performance depending on whether such investments are in or out of favor. For example, the Investment Adviser will generally seek to avoid (but is not restricted from making) investments in companies that the Investment Adviser believes have adverse social or environmental impacts (i.e., gambling, alcohol, tobacco, coal or weapons companies), and companies that the Investment Adviser believes show inadequate governance standards (e.g., certain state-owned enterprises). The Investment Adviser’s ESG analysis may also affect the Fund’s performance relative to similar funds that do not apply such analysis. Additionally, the Investment Adviser’s application of the ESG analysis in connection with identifying and selecting equity investments in emerging and frontier country issuers often requires subjective analysis and may be relatively more difficult than applying the ESG analysis to equity investments of all issuers because data availability may be more limited with respect to emerging and frontier country issuers than developed country issuers. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. The Investment Adviser’s application of the ESG analysis may be changed without shareholder approval.

Foreign, Emerging and Frontier Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of emerging and frontier market country issuers.

The Fund may invest heavily in issuers located in Brazil, Russia, India, China, Korea, Mexico and South Africa, and therefore may be particularly exposed to the economies, industries, securities and currency markets of these five countries, which may be adversely affected by protectionist trade policies, slow economic activity worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often underdeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Industry Concentration Risk. The Fund will not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark index at the time of investment, the Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Sector Risk. To the extent the Fund focuses its investments in one or more sectors (such as the financial services or telecommunications sectors), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions

4        SUMMARY PROSPECTUS — GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

or developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of broad-based securities market indices. Through August 30, 2019, the Fund had been known as the Goldman Sachs N-11 Equity Fund, and certain of its strategies differed. Performance information set forth below reflects the Fund’s former strategies prior to that date. In addition, as of that date, the Fund’s benchmark changed from the MSCI Next 11 ex-Iran GDP Weighted Index (Net, USD, Unhedged) to the MSCI Emerging Markets Index (Net, USD, Unhedged). The Investment Adviser believes that the MSCI Emerging Markets Index (Net, USD, Unhedged) is a more appropriate benchmark against which to measure performance in light of the changes to the Fund’s strategy. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2018	1 Year	5 Year	Since Inception
Institutional Shares (Inception 2/28/11)*
Returns Before Taxes	-20.93%	-4.87%	-2.00%
Returns After Taxes on Distributions	-20.74%	-4.67%	-1.86%
Returns After Taxes on Distributions and Sale of Fund Shares	-11.75%	-3.28%	-1.23%
MSCI Next 11 ex-Iran GDP Weighted Index (Net, Unhedged, USD; reflects no deduction for fees or expenses)	-19.84%	-2.57%	0.06%
MSCI Emerging Markets Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	-14.57%	1.65%	0.81%

*

Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

5        SUMMARY PROSPECTUS — GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Jamieson Odell, Vice President, has managed the Fund since 2019; and Lee Gao, Vice President, has managed the Fund since 2019.

BUYING AND SELLING FUND SHARES

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

6        SUMMARY PROSPECTUS — GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

[THIS PAGE LEFT INTENTIONALLY BLANK]

7        SUMMARY PROSPECTUS — GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

[THIS PAGE LEFT INTENTIONALLY BLANK]

8        SUMMARY PROSPECTUS — GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

EMESUM3-19PV2